UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2006
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48034
(Address of principal executive offices)		(Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX

Section 8 — Other Events
Item 8.01 Other Events.
On June 1, 2006, Lear Corporation (“Lear”) issued a press release announcing that it has filed with the Securities and Exchange Commission an amendment to Lear’s Tender Offer Statement on Schedule TO relating to Lear’s cash tender offer for any and all of its outstanding Zero-Coupon Convertible Senior Notes due 2022. A copy of the press release is incorporated by reference herein as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of Lear Corporation issued June 1, 2006, incorporated by reference to Exhibit (a)(6) to Lear Corporation’s Schedule TO-I/A filed on June 1, 2006.

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SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION,
a Delaware corporation

Date: June 1, 2006	By:	/s/ Shari L. Burgess

	Name:	Shari L. Burgess
	Title:	Vice President and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Lear Corporation issued June 1, 2006, incorporated by reference to Exhibit (a)(6) to Lear Corporation’s Schedule TO-I/A filed on June 1, 2006.

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